Exhibit 99.1

A Proven History of Shareholder Value Creation And Commitment to Our Communities 1 st Quarter 2020 Lakeland Financial Corporation LKFN LISTED

David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267 - 9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267 - 9125 2

This presentation contains, and future oral and written statements of the Company and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward - looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section of the prospectus included in the Registration Statement on Form S - 1 filed on October 26, 2009, as amended under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2008 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital in the financial markets. Forward - Looking Information 3

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LTM ROE >15% Consecutive Increases in Net Income Since 2010 (3) Profitable for the Last 10 Years (2) Exchange Traded Depositories with Assets Between $1B and $5B (1) 4 Institutions 17 Institutions 104 Institutions 164 Institutions (including LKFN) 5 Long Term Success for Shareholders Source: S&P Global Market Intelligence. Financial data is as of December 31, 2019. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 4/8/20; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calen dar years ended December 31, 2010 through December 31, 2019). Net income before extraordinary items is defined by S&P Global Market Intelligence as GAAP net income, a fte r taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence. (3) Defined as consecutive increases in net income before extraordinary items for each of the years ending December 31, 2011 , 2012, 2013, 2014, 2015, 2016, 2017, 2018 and 2019. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence.

Strong Capital Structure 6 Tangible Common Equity 91.8% Reserves 8.2% $1.21 $23.72 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Tangible Book Value (1) Per Share (1) compounded annual growth rate computed from 1991 - 2019 Key Ratios and Per Share Data as of March 31, 2020 TCE/Tangible Assets 11.99% Total Risk - Based 14.23% Leverage 11.67% Book Value $23.87 Tangible Book Value $23.72 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non - GAAP financial measures. See “Reconciliation of Non - GAA Financial Measures” in the First Quarter 2020 Earnings Press Release and Form 8 - K .

7 COVID - 19 Crisis Management • Active Credit Risk Management • COVID - 19 Related Loan Deferrals • Paycheck Protection Program • Liquidity Preparedness • Deferment of CECL Implementation

Active Credit Risk Management Recreational Vehicle 4.3% Nursing Home & Assisted Living 4.0% Hotel & Accomodations 2.4% Self - Storage Facilities 1.9% Automotive, Boating, Trailer & Truck 1.7% Transportation & Trucking Contractors 0.9% Higher Education 0.9% C&I Building Consruction 0.6% Restaurants 1.6% Entertainment & Recreation 0.5% 19% of Loan Portfolio as of March 31, 2020 8 Early Identification of Potential Risk Sectors

9 COVID - 19 Related Loan Deferrals COVID - 19 Loan Deferrals as of April 22, 2020 Credit Risk Management Efforts Type of Loan # of Customers Loans (000’s) % of total Loan Portfolio Commercial 267 $459,788 13% Consumer 137 7,289 2% Total 404 $467,077 11% • Actively working with borrowers on COVID - 19 loan deferral requests • Ongoing scrutiny of potential risk sector clients and other emerging situations • Accelerated planning for the upcoming semi - annual loan portfolio meetings in June Commercial Deferrals by Loan Type Commercial Deferrals by Risk Rating C&I $155,908 34% CRE - Owner $121,424 26% CRE - Nonowner $152,664 33% Other Commercial $25,399 6% Consumer Loans $4,392 1% (000) Borrower Risk Rating Deferred Loans (000’s) % of Loans Deferred 2 $ 7,759 1.7% 3 27,347 5.9% 4 330,445 71.9% 5 68,962 15.0% 6 24,213 5.3% 7 1,062 0.2% Total $ 459,788 100%

10 Paycheck Protection Program 100% of Customer Applications Approved Phase I: • 1,677 Loans • $530 million • Average loans size of $316,000 Phase II: • 509 Loans • $37 million • Average loans size of $72,000 Total: • 2,186 Loans • $567 million • Average loans size of $259,000 Size of Loan Number of Loans % of Loan to Total # of Loans $ of Loans (000’S) % of Loans to Total $ of Loans $1 to $24,999 383 23% $ 5,310 1% $25,000 to $49,999 250 15% 9,190 2% $50,000 to $99,999 281 17% 19,996 4% $100,000 to $499,999 531 32% 117,880 22% $500,000 to $999,999 100 6% 69,780 13% $1,000,000 to $1,999,999 78 4% 109,198 21% $2,000,000 to $4,999,999 47 3% 146,409 27% $5,000,000 & above 7 0% 52,414 10% Total 1,677 100% $ 530,177 100% PPP Loans - Phase 1 PPP Highlights

Liquidity Preparedness • Overall, line utilization has been stable in 2020 • Overall utilization rate of credit lines was 44% as of April 22, 2020 down from 48% as of March 31, 2020 • Expansion of funding sources has provided additional liquidity • Liquidity availability of $2.2 billion consists of access to: – FHLB Indianapolis – FRB Discount Window – FRB PPP Loan Facility – Brokered Deposits – Promontory Insured Cash Sweep – Federal Funds Lines 11

Deferment of CECL Implementation • Incurred methodology provides:  The ability to leverage objective and subjective data analysis for the most accurate calculation  A tested and proven methodology to ensure the loan loss reserve is appropriately conservative  A loan - by - loan evaluation of non - impaired watch list loans  Investor clarity in understanding the appropriateness of the reserve compared to prior periods 12

Lake City Bank Today • A long - term and consistent organic growth story • Headquartered in Warsaw, Indiana • 50 branch offices - $5.0 billion banking assets - $2.2 billion trust and investment assets • Focused on execution – “blocking and tackling” • Continued growth potential 13

A Quarter Century of Organic Growth 14 $2,707 $87,047 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net Income Compound Annual Growth 1991 – 2019 • Loans = 11% • Deposits = 10% • Net Income = 13% • Earnings Per Share = 13% Record Net Income for 30 of 31 Years (000’s) Net Income

Established Market Presence Organic Growth Potential in Mature and Developing Markets 15 Market Data Warsaw – 1872 22 offices Elkhart – 1990 11 offices South Bend – 1997 4 offices Fort Wayne – 1999 7 offices Indianapolis – 2011 6 offices

Strong Regional and Statewide Economy Indiana Employment Trends Versus National Averages 16 11.9% 9.6% 9.0% 8.8% 6.5% 5.2% 4.6% 3.8% 3.3% 3.7% 3.0% 11.8% 9.6% 9.0% 9.0% 6.9% 5.6% 5.1% 4.3% 3.8% 4.1% 3.4% 10.4% 9.5% 8.7% 8.1% 7.0% 5.8% 5.2% 4.9% 4.4% 4.1% 3.8% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2010 Feb 2011 Feb 2012 Feb 2013 Feb 2014 Feb 2015 Feb 2016 Feb 2017 Feb 2018 Feb 2019 Feb 2020 Feb Consolidated LCB Footprint Indiana United States Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana Unemployment

Shareholder Value Strategy 17 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

• 39 credit “smart” commercial bankers • Average 20 years in banking & 9 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our client needs • Deep organizational structure provides credit and administrative support • We cross - sell aggressively by leveraging technology Experienced Relationship Driven Team Commercial Banking Focus 18

Credit Process • We are in - market lender to in - market clients • Character matters – we lend to people first • Our credit discipline has never changed • We focus on management/cash flow • We have a centralized committee structure • Structure is important • Orientation towards owner - occupied and well structured nonowner occupied real estate 19 Commercial Banking Focus

Lake City Bank Culture • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Our community involvement is real and critical to our strategy • Our culture has not been diluted by acquisition 20 High Quality Team Members

Mature 1 Market Deposit Performance $2,003 $1,376 $1,171 $704 $212 $167 $141 $14 - $71 - $219 -$350 $150 $650 $1,150 $1,650 $2,150 Lake City Bank 1st Source JPM Chase Flagstar First Merchants Star Fifth Third KeyBank Old National PNC Organic Growth 2009 - 2019 1 Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks 21 Lake City Bank has grown deposits by 115% over the last ten - year period. (millions )

Organic Growth 22 Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 22% 2. PNC 14% 3. Fifth Third 9% 4. Huntington National 7% 5. First Internet Bank 7% 6. BMO Harris 7% 7. KeyBank 6% 8. Bank of America 6% 9. Merchants Bank 5% 10. National Bank of Indy 4% 16. Lake City Bank 1% 88% 12% Out of State In State - Marion, Hamilton and Johnson Counties as of 6/30/19; Source: FDIC Statistics Deposit Market Share

23 A Strong Environment for Growth and Expansion • #1 manufacturing state in the country (1) • CNBC named Indiana as #1 state for infrastructure • K - 12 funding increased $1 billion since 2017 • Net population in - migration in 2019 • Economic expansion of 1.25% in 2019 (2) (1) Based on per capita population (2) Indiana University study

24 Core Deposits Fund Organic Loan Growth • We focus on core deposit growth in retail, commercial and public funds • Commercial deposit growth over 5 years is a 18% compounded annual growth rate • We capitalize on market disruption in our footprint to grow deposits • We emphasize checking account relationship products and flexible solutions • We leverage demographic and lifestyle data • Our omni channel media campaign is evolving Core Deposit Funding

• Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Fintech partnerships play a growing role in our technology strategy • Mobile banking applications adoption accelerating in Retail and Commercial Banking • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection is a constant focus • Data gathering and analysis playing an increasingly important role • Branch strategies involve hardware and software innovations 25 Innovative and Competitive Technology is a Focus Commitment to Technology and Cyber Risk Management

Digital Solutions Growing Rapidly 26 Channel Utilization Over Three Year Horizon Channel Type Total Transactions 2016 % of Total Total Transactions 2019 % of Total Three Year Change Branch Transactions 2,440,198 23% 2,279,975 18% (7)% ATM/ITM 754,695 7% 944,785 7% 25% Online Logins 4,795,231 44% 5,058,317 40% 5% Mobile Logins 2,432,634 23% 4,199,910 33% 73% Telephone Banking 353,096 3% 265,475 2% (25)% Total 10,775,854 100% 12,748,462 100% 18%

27 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

1.29% 1.29% 1.29% 1.69% 1.76% 1.40% 12.26% 12.52% 12.72% 16.51% 15.47% 11.51% 12.45% 12.61% 12.83% 16.64% 15.57% 11.58% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2015 2016 2017 2018 2019 YTD 2020 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity Income Performance Metrics ROA LTM Peer Data 1 National Indiana ROA 1.05% 1.22% 1 Source KBW Price Performance Review December 31, 2019 LKFN Performance E xceeds National and Indiana Peers 29 ROA ROE and ROTE ROE and ROTE LTM Peer Data 1 National Indiana ROE 9.4% 10.9% ROTE 10.9% 12.2%

$46,367 $52,084 $57,330 $80,411 $87,047 $21,682 $17,299 $1.84 $2.05 $2.23 $3.13 $3.38 $0.84 $0.67 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2015 2016 2017(1) 2018 2019 YTD 2019 YTD 2020 Net Income Diluted EPS Net Income and EPS 2020 Net Income decline 20% 2020 Diluted EPS decline 20% Record Net Income and EPS 30 Net Income EPS (000’s) (1) Includes impact of tax reform of $4.1 million income tax provision for 2017

$69,200 $78,367 $92,634 $105,344 $110,620 $27,261 $27,542 1.92% 1.94% 2.08% 2.21% 2.24% 2.23% 2.22% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2.70% 2.90% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Pretax Pre - Provision Earnings 2020 Pretax Pre - Provision Earnings YOY Growth 1% Demonstrates Consistent Operating Strength 31 Pretax Pre - Provision Earnings Pretax Pre - Provision Earnings/Average Assets (000’s) Note: Pretax Pre - Provision Earnings is a Non - GAAP financial measure. See “Reconciliation of Non - GAAP Financial Measures” in the First Quarter 2020 Earnings Press Release and Form 8 - K .

Average Loans Commercial Emphasis Drives Growth 93% 93% 96% 94% 94% 95% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 2015 2016 2017 2018 2019 YTD 2020 Retail Commercial Loans to Deposits 2020 YOY Growth 4% 32 $ 2,885,568 $3,225,635 $3,610,908 Loans Loans to Deposit Ratio (000’s) $3,843,912 $3,974,532 $4,059,174

Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,428,719 35% Commercial RE - Owner Occupied $572,057 14% Commercial RE - Nonowner Occupied $584,418 14% Commercial RE - Multifamily $269,479 7% Commercial RE - Construction $334,524 8% Agri - business - Agriculture $329,397 8% Other Commercial $104,286 3% Residential Mortgage $173,431 4% Home Equity $181,541 4% Installment - Other Consumer $109,242 3% $4.1 billion as of March 31, 2020 33 Commercial 89% Consumer 11% (000’s)

$3,088,598 $3,477,816 $3,757,209 $4,093,894 $4,242,524 $4,204,094 97% 97% 95% 97% 98% 97% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 2015 2016 2017 2018 2019 YTD 2020 Average Deposits % of Funding Average Deposits Core Deposits Grow by 5% or $179 Million Year - over - Year 34 2020 YOY Growth 3% Note: Core Deposits are defined as total deposits less brokered deposits Deposits Deposits as a Percent of Total Funding (000’s)

Total Retail $1,657,599 39% Total Public Fund $1,132,439 26% Total Commercial $1,382,090 32% CDARS $993 0% Brokered CDs $24,499 1% Brokered MMA $85,076 2% Deposit Breakdown Deposit Growth Key to Franchise Value 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 1.38% 1.07% 0.00% 1.00% 2.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q19 1Q20 Cost of Deposits March 31, 2020 Total Deposits - $4.3 billion 35 Deposit Composition at end of period 2009 2020 Non - interest Bearing Demand Deposits 12% 25% Interest Bearing Demand, Savings & MMA 34% 46% Time Deposits > or = to $100,000 35% 23% Time Deposits < $100,000 19% 6% Total Deposits (billions) $1.9 $4.3 (000’s)

Net Interest Income Loan Growth Driving Growth in Income $105,927 $118,481 $135,892 $151,271 $155,047 $38,209 $38,854 3.20% 3.18% 3.33% 3.43% 3.38% 3.45% 3.35% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Net Interest Income Net Interest Margin 2020 YOY Growth 2% 36 Net Interest Income Net Interest Margin (000’s)

Fixed Rate $1,275,665 35% Prime $1,051,165 28% 1 Month LIBOR $978,873 26% FHLB/Other $391,986 11% Interest Rate Sensitivity • Proactive deposit pricing reductions concurrent with FOMC easing • 56% of Public Funds are tied to Fed Funds effective rate • 89 % of loan portfolio consists of commercial loans • Fixed rate commercial loans have average terms of 5 years • 23% of variable rate loans have floors • Investment portfolio duration is 4.64 years 37 Commercial Loans $3.7 billion as of March 31, 2020 (000’s) Impact of FOMC Accommodative Policy on Commercial Loans:

Asset Quality 38 Nonperforming Levels R eflect E conomic S trength of Markets 1.52% 2.15% 2.75% 1.37% 0.94% 0.50% 0.42% 0.19% 0.25% 0.19% 0.46% 0.34% 1.22% 1.82% 2.20% 1.75% 1.31% 0.41% 0.35% 0.16% 0.20% 0.16% 0.38% 0.28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 4.50% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Impaired and Watch List Loans to Total Loans Nonperforming Assets to Total Assets Impaired and Watch List Loans to Total Loans

0.42% 0.54% 0.25% 0.20% 0.11% 0.10% 0.09% 0.03% - 0.01% 0.13% 0.03% 0.36% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.31% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Loan Loss Reserve to Total Loans Net Chargeoffs to Average Loans Net Chargeoffs/Average Loans Loan Loss Reserve to Total Loans Asset Quality Strong Reserve Coverage 39

$31,479 $32,864 $36,009 $40,302 $44,997 $11,525 $10,777 23% 22% 22% 21% 22% 23% 22% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Non - Interest Income as % of Total Revenue Non - Interest Income Non-Interest Income % of Total Revenue Non - Interest Income Fee - Based Revenue Drives Increases 2020 YOY Decline 6% 40 (000’s)

Non - Interest Expense Disciplined Approach to Cost Structure While Continuing to Invest in the Future 41 $68,206 $72,978 $79,267 $86,229 $89,424 $22,473 $22,089 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 2020 YOY Decline 2% (000’s)

47% 48% 51% 52% 50% 50% 48% 46% 45% 45% 45% 40% 45% 50% 55% 60% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Efficiency Ratio Revenue Growth is Primary Driver of Low Efficiency Ratio Indianapolis North and South Bend Downtown Expansion Indianapolis Fishers and Clearwater Expansion Indianapolis Michigan Road and Fort Wayne Downtown Expansion Indianapolis Greenwood Expansion Constant investment in technology and facilities 42 Indianapolis Data Center Indianapolis Downtown

Stable Healthy Dividend $0.63 $0.73 $0.85 $1.00 $1.16 $0.26 $0.30 2.10% 1.95% 1.77% 2.25% 2.40% 2.56% 2.75% 1.00% 1.50% 2.00% 2.50% 3.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 2015 2016 2017 2018 2019 1Q19 1Q20 Dividend Per Share - split adjusted Dividend Yield - using average stock price 2020 Growth 3% 43 Dividend Reflects Strength of Balance Sheet Dividend per Share Dividend Yield

LKFN Shareholder Value 44 Total Return Performance from 12/31/00 to 3/31/20 Source: SNL database 1,350.07% 25.75% 186.78% 33.26% (500.00) 0.00 500.00 1,000.00 1,500.00 2,000.00 LKFN S&P 500 SNL U.S. Bank S&P 500 Bank

Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value 45

Supplemental Information

Larger Market Organic Expansion 47 State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 20. Kosciusko Warsaw 79,344 1872 59% 12 6. Elkhart Elkhart 205,560 1990 21% 9 5. St. Joseph South Bend 270,771 1997 8% 4 3. Allen Fort Wayne 375,351 1999 14% 5 1. Hamilton/Marion Indianapolis 1,284,756 2011 1% 5 * Source: STATS Indiana ** Source: FDIC 6/30/19 Statistics Organic Growth

Mature Market Strength and Growth (millions) 1 2019 2009 2019 # of Offices Deposits Share Deposits Share Increase 1. 1 st Source $4,053 19.62% $2,677 17.16% 51.40% 53 2. Lake City Bank $3,739 18.10% $1,736 11.13% 115.38% 50 3. JPM Chase $2,655 12.85% $1,484 9.51% 78.91% 23 4. PNC $1,432 6.93% $1,651 10.58% (13.26)% 26 5. KeyBank $1,060 5.13% $1,046 6.70% 1.34% 18 6. First Merchants $784 3.80% $572 3.67% 37.06% 12 7. Flagstar $759 3.67% $55 0.35% 1280.00% 24 8. Old National Bank $754 3.65% $825 5.28% (8.61)% 10 9. Star $643 3.11% $476 3.05% 35.08% 11 10. Fifth Third $492 2.38% $351 2.25% 40.17% 10 Market Total $20,655 $15,602 32.39% Organic Growth 1 Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks 48

Organic Growth 49 Commercial Banking Target Opportunities Growth Potential in Every Market Indianapolis 6,555 Fort Wayne 1,878 Elkhart/South Bend 2,220 Warsaw 313 Companies with Revenue of $1 to $50 million in Lake City Bank footprint by county Source: 2017 Hoover’s

14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 12.4% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2014 2015 2016 2017 2018 2019 2020 US Govt Remics 16.28% US Govt Pools 30.70% Exempt Municipals 46.00% Taxable Municipals 0.32% CMCL CMO 6.70% Investment Portfolio – Source of Liquidity 50 March 31, 2020 Weighted Maturity Book Yield Duration Market Value US Govt REMICS 2.74 3.01% 2.84 101,621 US Govt Pools 4.87 2.68% 4.43 191,648 Exempt Municipals (TEY) 13.74 3.75% 5.90 287,227 Taxable Municipals 0.55 2.25% 0.54 2,014 CMCL CMO 2.66 2.30% 2.03 41,814 Total (Tax - Equivalent Yield) 8.31 3.18% 4.64 $624,324 Investments as a % of Assets

Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet - 2.19% 1.23% 2.37% 4.81% 9.89% 14.98% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% NII - Rates Down 25 NII - Rates Up 25 NII - Rates Up 50 NII - Rates Up 100 NII - Rates Up 200 NII - Rates Up 300 Graph presents 12 month projected net interest income simulation results as of March 31, 2020 using parallel shocks 51

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